Acquisition Activities (Tables)	12 Months Ended
Dec. 31, 2013
Business Acquisition [Line Items]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]
The following table presents a bridge from the unpaid principal balance (UPB), or contractual net investment, to carrying value for the acquired financing receivables by method of accounting as presented initially at the acquisition date, as well as, based on the updated loan stratification:

	As Initially Recorded		As Updated
	ASC 310-20	ASC 310-30	ASC 310-20	ASC 310-30
Unpaid principal balance at acquisition	$2,229,822	$89,993	$2,174,738	$145,077
Plus: contractual interest due or unearned income	1,176,442	62,517	1,143,748	95,211
Contractual cash flows due	3,406,264	152,510	3,318,486	240,288
Less: cash flows not expected to be collected (1)	518,949	42,387	499,602	61,734
Expected cash flows	2,887,315	110,123	2,818,884	178,554
Less: accretable yield	629,788	30,527	617,297	43,018
Carrying value at acquisition	$2,257,527	$79,596	$2,201,587	$135,536

(1)	Cash flows not expected to be collected includes the effects of both credit losses as well as modeled prepayment assumptions.

Business Property Lending, Inc. [Member]
Business Acquisition [Line Items]
Business Acquisition, Pro Forma Information [Table Text Block]
Selected unaudited pro forma results of operations for the years ended December 31, 2012 and 2011, assuming the BPL acquisition had occurred as of January 1, 2011, are as follows:

	2012	2011
Net interest income after provision for loan and lease losses	$550,524	$494,087
Noninterest income	383,137	242,237
Net income	111,624	95,169
Net income attributable to common shareholders	100,900	83,951
Pro forma earnings per common share, basic	$0.95	$1.01
Pro forma earnings per common share, diluted	0.93	0.98